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                         AMENDMENT NO. 2
                               TO
                        LICENSE AGREEMENT


     THIS AMENDMENT NO. 2 TO LICENSE AGREEMENT (the "Amendment") is entered into this 18th day of March, 1994, by and between SHONEY'S INVESTMENTS, INC., a Nevada corporation with offices at Suite 1400, 300 South Fourth Street, I-as Vegas, Nevada 89101 ("Licensor"), and SHOLODGE FRANCHISE SYSTEMS, INC. (formerly known as Shoney's Lodging, Inc.), a Tennessee corporation with offices at 217 West Main Street, Gallatin, Tennessee 37066 ("Licensee"). ShoLodge, Inc. (formerly known as Gulf Coast Development, Inc.), a Tennessee corporation with offices at 217 West Main Street, Gallatin, Tennessee 37066 and the parent corporation of Licensee ("ShoLodge"), is executing this Amendment for the purposes set forth in the Existing License Agreement (as hereinafter defined).

          W I T N E S S E T H:

     WHEREAS, Licensor and Licensee entered into that certain
License Agreement on October 25, 1991 (the "Original License
Agreement") pursuant to which Licensor granted to Licensee a license to use the service mark SHONEY'S INN (and design) which was registered on February 16, 1982 with the United States Patent and Trademark Office (the "USPTO") at Registration No. 1, 190,289; and

     WHEREAS, Licensor and Licensee entered into that certain
Amendment No. 1 to License Agreement on September 16, 1992 (the "First Amendment") (the Original License Agreement as amended by the First Amendment is hereinafter referred to as the "Existing License Agreement") pursuant to which Licensor added the service mark SHONEY'S INN (block letters) which was registered by Licensor on August 4, 1992 with the USPTO at Registration No. 1,705,676 to be licensed to Licensee pursuant to the terms and conditions of the Original License Agreement; and

     WHEREAS, certain geographic areas described in Exhibit C to the Existing License Agreement were excluded from the "Territory" covered thereby pursuant to Section 1.6 thereof; and

     WHEREAS, Licensee pursuant to an agreement dated as of March
15, 1994, has obtained the consent necessary to be allowed to add the Tennessee counties of Anderson, Blount, Hamblen, Loudon, Knox. Roane and Sevier (the "Added Counties") to the Territory; and

     WHEREAS, the parties hereto desire to include in the "Territory" encompassed by the Existing License Agreement the Added Counties; and

     WHEREAS, the parties hereto desire to modify and amend the royalty fees payable from Licensee to Licensor based on the Gross
Revenues (as defined in the Existing License Agreement) for any Motel (as defined in the Existing License Agreement) located within the Added Counties; and

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     WHEREAS, the parties hereto desire to modify and amend the
Existing License Agreement in certain other respects as set forth herein.

     NOW, THEREFORE, in consideration of the premises and covenants contained herein and in the Existing License Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Licensor and Licensee agree as follows:

     1. The Existing License Agreement is hereby amended by deleting existing Section 1.5 in its entirety and substituting in lieu thereof the following:

          Section 1.5. Gross Revenues. "Gross Revenues" shall mean the aggregate gross amount of all revenues from whatever source derived, whether in the form of cash, credit, agreements to pay or other consideration, and whether or not payment is received at the time of sale or any such amounts prove uncollectible, which arise from or are derived by Licensee or by any other person (including subtenants and concessionaires) from the use or occupancy of motel rooms and meeting rooms in, on, from or through a Motel, excluding only sales and other tax receipts, the collection of which is required by law; provided, however, should Licensee collect royalties from the operator of a Motel calculated on any revenues which are not included in the definition of "Gross Revenues" set forth above, then such additional revenues shall be included in the definition of "Gross Revenues" for purposes of this Agreement with respect to such Motel.

     2. The Existing License Agreement is hereby amended by inserting the following sentence at the end of Section 4. 1. (a)(ii):

     Notwithstanding the foregoing, and in lieu of the royalty fees described in the preceding sentence, with respect to any Motel located in the Tennessee counties of Anderson, Blount, Hamblen, Loudon, Knox, Roane or Sevier, Licensee shall pay to Licensor royalty fees equal to .3571429 of one percent (0.3571429%) multiplied by the Gross Revenues of each such Motel accrued during the first ten (10) years of operation of each such Motel.

     3. The Existing License Agreement is hereby amended by inserting the following sentence at the end of Section 4.5(d):

     Notwithstanding anything to the contrary contained herein, Licensee and its franchisees shall be allowed to operate in any Motel vending machines selling soft drinks, coffee and snacks and to serve guests during breakfast hours coffee, juice, milk, tea, hot chocolate and similar breakfast beverages.


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     4.   Exhibit C to the Existing License Agreement is hereby
amended by deleting the following counties in the State of Tennessee from paragraph I of the initial paragraph of Exhibit C thereto:
Anderson County, Blount County, Hamblen County, Loudon County, Knox County, Roane County and Sevier County, it being the intent of this Amendment that such seven (7) counties now be included within the Territory encompassed by the Existing License Agreement.

     5. It is expressly understood, acknowledged and agreed that Licensor makes no representations or warranties with respect to the consent obtained to operate and license the operation of "Shoney's Inns" within the Added Counties.

     6. Except as herein specifically amended, all terms and provisions of the Existing License Agreement shall remain in full force and effect.

     7.   This Amendment may be executed simultaneously in two
(2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment all as of the day and date first above written.

                                    LICENSOR:

                                    SHONEY'S INVESTMENTS, INC.

                                    By:
                                       ------------------------
                                    Title:
                                          ---------------------

                                    LICENSEE:

                                    SHOLODGE FRANCHISE SYSTEMS, INC.

                                    By:
                                       ------------------------
                                    Title:
                                          ---------------------

                                    SHOLODGE, INC.

                                    By:
                                       ------------------------
                                    Title:
                                          ---------------------


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